Exhibit 99.4

STEMTECH CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

AS OF DECEMBER 31, 2020

AND FOR THE SIX MONTHS ENDED JUNE 30, 2021

Unaudited pro forma condensed combined financial information

On August 19th, 2021, Stemtech Corporation (“Stemtech” or the “Company”) and Globe Net Wireless Corp. (“GNTWD”) completed closing of the merger agreement (the “Merger Agreement”). At this time, , Stemtech was merged with and into Globe Net Wireless Corp with Globe Net Wireless Corp being the “surviving entity”.

On August 4th, 2021, FINRA gave final approval of the Company’s 20:1 reverse stock split of GNTWD’s issued and outstanding shares of Common Stock became effective (the “Reverse Stock Split”) reducing the GNTWD’s Common Stock from 10,800,000 current issued and outstanding shares to 540,000 shares of GNTWD Common Stock and $241,500 debts currently held by GNTWD holders will be converted into GNTWD Common Stock post Reverse Stock Split including demand notes totaling approximately $52,209 and convertible notes totaling approximately $255,280, both to be converted in full in exchange for 6,000,000 shares of GNTWD Common Stock.

Under the terms of the Merger Agreement, the Shareholders of Stemtech received a right to receive an aggregate of 37,060,000 shares of GNTWD common stock, $0.001 par value per share (the “Merger Shares”) post- Reverse Stock Split in exchange for 100% of the capital stock of Stemtech. Simultaneously, upon the issuance of the Merger Shares to the Stemtech Shareholders, GNTWD was issued all of the authorized capital of Stemtech and Stemtech became a wholly owned subsidiary of GNTWD (together the “Combined Company”). The Merger resulted in a change of control, with the shareholders of Stemtech receiving that number of Merger Shares equal to approximately eighty-five percent (85%) of the outstanding shares of capital stock of GNTWD as of the closing of the Merger including the effect of the Reverse Stock Split.

Upon completion of the closing there shall be 6,540,000 shares held by GNTWD shareholders in total, and 37,060,000 shares held by Stemtech shareholders for a combined total of 43,600,000 shares of GNTWD Common Stock; and the GNTWD will be renamed Stemtech Corporation.

The Merger was structured as and is intended to constitute a tax-free exchange pursuant to Section 368(a)(1)(A) and Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended.

Pro Forma Condensed Combined Financial Statements

The following unaudited pro forma condensed combined financial statements and related notes are derived from the historical condensed consolidated financial statements of GNTWD and Stemtech after giving effect to Stemtech’ acquisition. The unaudited pro forma condensed combined balance sheet as of June 30, 2021 gives effect to the Merger as if it occurred on that date. The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2021, and for the year ended December 31, 2020, give effect to the Stemtech acquisition as if it occurred on January 1, 2020.

The unaudited pro forma condensed combined financial information is based upon, and should be read in conjunction with:

●	The accompanying notes to the unaudited condensed combined pro forma financial statements;
●	Stemtech’s audited consolidated financial statements and accompanying notes as of and for the fiscal years ended December 31, 2020, and 2019 included elsewhere in the Form 8-K current report .;

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●	Stemtech’s unaudited consolidated financial statements and accompanying notes as of and for the six-month period ended June 30, 2020 and 2019 included elsewhere in the Form 8-K current report; and
●	GNTWD’s audited financial statements for the year ended August 31, 2020 and 2019 filed herewith with the Securities and Exchange Commission (“SEC”) on December 14, 2020.
●	GNTWD’s unaudited financial statements for the six-month periods ended May 31, 2021, and 2020 filed herewith with the Securities and Exchange Commission (“SEC”) on July 13, 2021.

Stemtech’s historical condensed consolidated statement of income for the year ended December 31, 2020 was derived from its audited consolidated financial statements for the year ended December 31, 2020 and 2019. Stemtech’s historical condensed consolidated statement of income for the six months ended June 30, 2020, and condensed consolidated balance sheet as of June 30, 2021, were derived from its unaudited interim condensed consolidated financial statements for the period ended June 30, 2021.

GNTWD’s historical fiscal year ends on May 31st and, for purposes of the unaudited pro forma condensed combined financial information, its historical results have been aligned to conform to the Stemtech’s December 31 calendar year end:

●	The unaudited pro forma condensed combined balance sheet as of June 30, 2021, combines the Stemtech’s historical results as of June 30, 2021, and GNTWD’ historical results as of May 31, 2021;

●	The unaudited pro forma condensed combined statement of operations for the six-months ended June 30, 2021, combines the Stemtech’s historical results for year ended June 30, 2021, and GNTWD’s historical results for the six-months ended May 31, 2021.

●	The unaudited pro forma condensed combined statement of operations for the fiscal year ended December 31, 2020, combines the Stemtech’s historical results for year ended December 31, 2020, and GNTWD’s historical results for the twelve months ended November 30, 2020. The amounts for the twelve months ended November 30, 2020 were derived by adding GNTWD’s six months amounts for the six months ended November 30, 2018 to the GNTWD’s year end amounts for the year ended May 31, 2020, and removing the amounts for the six months ended November 30, 2019.

The unaudited pro forma combined financial information is presented for informational purposes only and is not intended to represent the consolidated financial position or consolidated results of operations of Stemtech that would have been reported had the Merger been completed as of the dates described above, and should not be taken as indicative of any future consolidated financial position or consolidated results of operations. The historical financial information has been adjusted to give effect to estimated pro forma events that are directly attributable to the acquisition, factually supportable and, with respect to the unaudited pro forma condensed consolidated statements of income, expected to have a continuing impact on the consolidated results of operations and do not reflect any sales or cost savings from synergies that may be achieved with respect to the combined companies, or the impact of non-recurring items, including restructuring liabilities, directly related to the Merger.

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Globe Net Wireless Corp. and Stemtech Corporation

Unaudited Proforma Combined Balance Sheet

as of June 30, 2021

	Historical
	Globe Net Wireless Corp.	Stemtech Corporation	Pro Forma Adjustments	Notes	Pro Forma Combined
	May 31, 2021	June 30, 2021
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$492	$107,339	$-		$107,831
Accounts receivable, net	-	12,502	-		12,502
Inventory, net	-	220,005	-		220,005
Prepaid expenses and other current assets	115,110	272,293	-		387,403
TOTAL CURRENT ASSETS	115,602	612,139	-		727,741

Property and equipment, net	-	33,832	-		33,832
Intangible assets, net	-	3,612,492	-		3,612,492
Other long term assets	-	132,500	-		132,500
Long term deposits	-	38,857	-		38,857
Operating lease right-of-use assets - net	-	49,847	-		49,847
Goodwill	-	467,409	-		467,409
TOTAL ASSETS	$115,602	$4,947,076	$-		$5,061,678

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued expenses	$3,550	$2,726,214	$-		$2,729,764
Accrued payroll	-	182,806	-		182,806
Operating lease liabilities - current	-	53,344	-		53,344
Notes payable, net of discount	52,209	757,860	(52,209)	(a)	757,860
Convertible notes and accrued interest payable	307,770	-	(307,770)	(b)	-
Notes payable--related parties	-	35,000	-		35,000
Other liabilities	-	63,409	-		63,409
TOTAL CURRENT LIABILITIES	363,529	3,818,633	(359,979)		3,824,096

Notes payable - long term	-	137,665	-		137,665
TOTAL LIABILITIES	363,529	3,956,298	(359,979)		3,959,848

COMMITMENTS AND CONTINGENCIES (Note 10)

STOCKHOLDERS’ EQUITY
Common stock - $0.001 par value; 200,000,000 shares authorized; 43,600,000 issued and outstanding as of June 30, 2021	10,800		32,800	(a) (b) (c) & (d)	43,600
Common stock - $0.01 par value; 20,000,000 shares authorized; 10,119,892 shares issued and outstanding as of December 31, 2020	-	108,539	(108,539)	(e)	-
Additional paid in capital	143,282	8,562,274	1,467,436	(d) (e)	10,172,992
Accumulated deficit	(402,009)	(6,937,422)	(1,031,718)	(f) (g) (h)	(8,371,149)
Non-controlling interest	-	(630,943)	-		(630,943)
		-	-
Accumulated other comprehensive income	-	(112,730)	-		(112,730)
TOTAL STOCKHOLDERS EQUITY	(247,927)	989,778	359,979		1,101,830

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$115,602	$4,947,076	$-		$5,061,678

The accompanying notes are an integral part of these consolidated financial statements.

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Globe Net Wireless Corp. and Stemtech Corporation

Unaudited Proforma Combined Statement of Operations

For the six months ended June 30, 2021

	Historical
	Globe Net Wireless Corp.	Stemtech Corporation	Pro Forma Adjustments	Notes	Pro Forma Combined
	6 Months Ended May 31, 2020	6 Months Ended June 30, 2020			6 Months Ended June 30, 2020

NET SALES	$-	$2,100,873	$-		$2,100,873

COST OF GOODS SOLD:
Cost of goods sold	-	488,760	-		488,760
Freight-in	-	548	-		548
TOTAL COST OF GOODS SOLD	-	449,308	-		449,308

GROSS PROFIT	-	1,651,565	-		1,651,565

OPERATING EXPENSES:
Commissions	-	241,582	-		241,582
Selling and marketing	-	210,960	-		210,960
General and administrative	8,044	1,852,326	-		1,852,326
TOTAL OPERATING EXPENSES	8,044	2,304,868	-		2,312,912

OPERATING LOSS	(8,044)	(653,303)	-		(661,347)

OTHER INCOME (EXPENSE):
Other income	-	(57,076)	-		(57,076)
Interest expense	(7,140)	(222,590)	7,140		(222,590)
Amortized interest	(51,976)	-	-		(51,976)
Other expenses, net	-	(10,333)	-		(10,333)
Loss on the Settlement of Debt	-	-	(1,440,831)		(1,440,831)
TOTAL OTHER EXPENSE	(59,116)	(289,999)	(1,433,691)		(1,782,806)

LOSS BEFORE INCOME TAXES	(67,160)	(943,302)	(1,433,691)		(2,445,153)
PROVISION FOR INCOME TAXES	-	-	-		-
NET LOSS	$(67,160)	$(943,302)	$(1,433,691)		$(2,445, 153)
NET LOSS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	-	-	-		-
NET LOSS AVAILABLE TO COMMON STOCKHOLDERS	$(67,160)	$(943,302)	$(1,433,691)		$(2,445, 153)

Loss per share of common stock - Basic and diluted	$(0.12)	$(0.02)		(i)	(0.06)

Weighted average shares of common stock - Basic and diluted	540,000	43,060,000		(i)	43,600,000

The accompanying notes are an integral part of these consolidated financial statements.

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Globe Net Wireless Corp. and Stemtech Corporation

Unaudited Proforma Combined Statement of Operations

For the year ended December 31, 2020

	Historical
	Globe Net Wireless Corp.	Stemtech Corporation	Pro Forma Adjustments	Notes	Pro Forma Combined
	12 Months Ended November 30, 2020	12 Months Ended December 31, 2020			12 Months Ended December 31, 2020

NET SALES	$-	$4,384,507	$-		$4,483,353

COST OF GOODS SOLD:
Cost of goods sold	-	690,480	-		690,480
Freight-in	-	24,672	-		24,672
TOTAL COST OF GOODS SOLD	-	75.152	-		715,152

GROSS PROFIT	-	3,669,355	-		3,669,355

OPERATING EXPENSES:
Commissions	-	1,122,489	-		1,122,489
Selling and marketing	-	547,762	-		547,762
General and administrative	18,009	3,430,903	-		3,448,912
TOTAL OPERATING EXPENSES	18,009	5,101,154	-		5,119,163

OPERATING LOSS	(18,009)	(1,431,798)	-		(1,449,807)

OTHER INCOME (EXPENSE):
Other income	-	(20,562)	-		(20,562)
Interest expense	(14,358)	(158,741)	14,358	(a) (b) & (g)	(158,741)
Amortized interest	(1,600)	-	-		(1,600)
Other expenses, net	-	(10,912)	-		(10,912)
Loss on the Settlement of Debt	-	-	1,440,109	(a) (b) & (h)	1,440,109
Loss on disposal of assets	-	(105,709)	-		(105,709)
TOTAL OTHER EXPENSE	(15,958)	(295,924)	1,454,467		1,142,585
LOSS BEFORE INCOME TAXES	(33,967)	(1,727,723)	1,454,467		(307,223)
PROVISION FOR INCOME TAXES	-	(65)	-		(65)
NET LOSS	$(33,967)	$(1,727,658)	$1,454,467		$(307,158)
NET LOSS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	-	-	-		-
NET LOSS AVAILABLE TO COMMON STOCKHOLDERS	$(33,967)	$(1,727,658)	$1,454,467		$(307,158)

Loss per share of common stock - Basic and diluted	540,000	43,060,000		(i)	43,600,000

Weighted average shares of common stock - Basic and diluted	540,000	43,060,000		(i)	43,600,000

The accompanying notes are an integral part of these consolidated financial statements.

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Stemtech Corporation and

Globe Net Wireless Corp.

Notes to the unaudited pro forma combined financial information

1.	Basis of Presentation

The unaudited pro forma combined balance sheet as of June 30, 2021 combines the historical balance sheet of Stemtech and its subsidiaries as of June 30, 2021 and GNTWD as of May 31, 2021 as if the Transactions had occurred on June 30, 2021. The unaudited pro forma combined statement of comprehensive loss for the year ended June 30, 2021 combines the historical statement of operations of Stemtech and the statement of operations of GNTWD, have been prepared as if the Merger had closed on January 1, 2020.

The unaudited pro forma combined financial information was prepared in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 805, Business Combinations.

The Transaction is accounted for as a reverse acquisition (“Reverse Merger”), and the business of Stemtech became the business of the Company. At the time of the Reverse Merger, the Company was not engaged in any active business. Pursuant to Securities and Exchange Commission (“SEC”) rules, the merger or acquisition of a private operating company into a non-operating public shell with nominal net assets is considered a capital transaction in substance, rather than a business combination. Therefore, the acquisition of Stemtech was accounted for as a recapitalization, wherein Stemtech is considered the acquirer for accounting and financial reporting purposes with no adjustment to the historical basis of its assets and liabilities. Accordingly, all of the GNTWD assets acquired, and liabilities assumed in this business combination are recognized at their acquisition-date carrying amounts.

The financial data in the unaudited pro forma condensed consolidated financial statements are presented in U.S. dollars and has been prepared in a manner consistent with the accounting policies adopted by Stemtech. These accounting policies are similar in most material respects to those of GNTWD, Stemtech is currently performing a more detailed review of GNTWD’ accounting policies. As a result of that review, differences could be identified between the accounting policies of the two companies that, when conformed, could have a material impact on the combined financial statements including any intercompany transaction requiring elimination upon consolidation.

The historical consolidated financial information has been adjusted in the unaudited pro forma condensed consolidated financial statements to give effect to pro forma events that are (1) directly attributable to the merger, (2) factually supportable and (3) with respect to the unaudited pro forma condensed consolidated statements of income, are expected to have a continuing impact on the results of operations. The Unaudited Pro Forma Combined do not reflect any sales or cost savings from synergies that may be achieved with respect to the combined companies, or the impact of non-recurring items, including restructuring liabilities, directly related to the Merger.

The preliminary unaudited pro forma information is presented solely for informational purposes and is not necessarily indicative of the consolidated results of operations or financial position that might have been achieved for the periods or dates indicated, nor is it necessarily indicative of the future results of the combined company.

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On August 19th, 2021, Stemtech Corporation (“Stemtech” or the “Company”) and Globe Net Wireless Corp. (“GNTWD”) completed closing of the merger agreement (the “Merger Agreement”) wherein Stemtech would acquire GNTWD by way of a reverse merger, subject to certain closing conditions Merger Agreement (the “Merger”). Simultaneously with the completion of the closing, GNTWD will complete a 1-for-20 reverse stock split of GNTWD’s issued and outstanding shares of Common Stock and will $241,500 debts currently held by GNTWD holders into GNTWD Common Stock post Reverse Stock Split including demand notes totalling approximately $52,209 and convertible notes totalling approximately $255,280, both to be converted in full in exchange for 6,000,000 shares of GNTWD Common Stock. Under the terms of the Merger Agreement, the Shareholders of Stemtech received a right to receive an aggregate of 37,060,000 shares of GNTWD common stock, $0.001 par value per share (the “Merger Shares”) post- Reverse Stock Split in exchange for 100% of the capital stock of Stemtech providing the Stemtech shareholders with 85% of the issued and outstanding GNTWD common stock at the completion of the Merger.

Stemtech’s historical condensed consolidated statement of income for the year ended December 31, 2020 was derived from its audited consolidated financial statements for the year ended December 31, 2020 and 2019. Stemtech’s historical condensed consolidated statement of income for the six months ended June 30, 2020, and condensed consolidated balance sheet as of June 30, 2021, were derived from its unaudited interim condensed consolidated financial statements for the period ended June 30, 2021.

GNTWD’s historical fiscal year ends on May 31st and, for purposes of the unaudited pro forma condensed combined financial information, its historical results have been aligned to conform to the Stemtech’s December 31 calendar year end:

●	The unaudited pro forma condensed combined balance sheet as of December 31, 2020, combines the Stemtech’s historical results as of December 31, 2020, and GNTWD’ historical results as of November 30, 2020;

●	The unaudited pro forma condensed combined statement of operations for the six-months ended June 30, 2021, combines the Stemtech’s historical results for year ended June 30, 2021, and GNTWD’s historical results for the six-months ended May 31, 2021.

●	The unaudited pro forma condensed combined statement of operations for the fiscal year ended December 31, 2020, combines the Stemtech’s historical results for year ended December 31, 2020, and GNTWD’s historical results for the twelve months ended November 30, 2020. The amounts for the twelve months ended November 30, 2020 were derived by adding GNTWD’s six months amounts for the six months ended November 30, 2018 to the GNTWD’s year end amounts for the year ended May 31, 2020, and removing the amounts for the six months ended November 30, 2019.

2.	Pro Forma Adjustments

The unaudited pro forma financial information is not necessarily indicative of what the financial position actually would have been had the merger been completed at the date indicated. Such information includes adjustments that are preliminary and may be revised. Such revisions may result in material changes. The financial position shown herein is not necessarily indicative of what the past financial position of the combined companies would have been, nor necessarily indicative of the financial position of the post-merger periods.

The following describes the pro forma adjustments related to the acquisition that have been made in the accompanying unaudited pro forma combined balance sheet as of June 30, 2021, gives effect to the GNTWD acquisition as if it occurred on that date. The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2021, and for the year ended December 31, 2020, give effect to the GNTWD’ acquisition as if it occurred on January 1, 2020, and have been prepared to reflect the acquisition of GNTWD by Stemtech and reflect the following pro forma adjustments:

(a)       To record the conversion of notes payable net of discount and accrued interest of GNTWD in the amount of $51,012 in exchange for 1,030,410 of shares of Common Stock immediately prior to the Merger.

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(b)       To record the conversion of convertible notes and account interest payable of GNWC in the amount of $246,027 in exchange for 4,969,590 of shares of Common Stock immediately prior to the Merger.

(c)       To record the effects of the issuance of 37,060,000 common stock to the Stemtech shareholders in exchange for the 100% of the capital for the common stock of Stemtech Corporation.

(d)       To record the effects of the 20:1 Reverse Split immediately prior to the Merger.

(e)       To eliminate the historical Common Stock of Stemtech upon the consummation of the Merger.

(f)       To eliminate the historical accumulated deficit of GNWC upon the consummation of the Merger.

(g)       Reflects adjustment for interest expense recorded in historical period that will not have a continuing impact on the pro forma combined statements of operations if the notes payable and convertible debt had converted as of January 1, 2020.

(h)       Reflects adjustment for the loss on the conversion of debt that would have occurred on the pro forma combined statements of operations if the notes payable and convertible debt had converted as of January 1, 2020.

(i)        Weighted average shares of common stock:

	Year ended	6 months ended
	December 31, 2020	June 30, 2021
Historical Globe Net Wireless Corp. basic weighted average shares	540,000	540,000
Incremental shares issued in merger transaction	43,060,000	43,060,000
Pro forma combined basic and diluted weighted average shares	43,600,000	43,600,000

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